EXHIBIT 99.4

                                                        MONTHLY OPERATING REPORT
-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------
JUDGE: BARBARA J. HOUSER
-----------------------------------------

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: OCTOBER 31, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                          Chief Financial Officer
----------------------------------------                ------------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                          TITLE

Drew Keith                                                      11/20/00
----------------------------------------                ------------------------
PRINTED NAME OF RESPONSIBLE PARTY                                 DATE

PREPARER:

/s/ JESSICA L. WILSON                                   Chief Accounting Officer
----------------------------------------                ------------------------
ORIGINAL SIGNATURE OF PREPARER                                   TITLE

Jessica L. Wilson                                               11/20/00
----------------------------------------                 -----------------------
PRINTED NAME OF PREPARER                                         DATE

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-1
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------------
                                    SCHEDULE                   MONTH                    MONTH                    MONTH
                                                      ---------------------------------------------------------------------------
ASSETS                               AMOUNT                 October 2000
---------------------------------------------------------------------------------------------------------------------------------
1.      UNRESTRICTED CASH                     $40,098                  $30,292                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
2.      RESTRICTED CASH                                             $2,742,718                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
3.      TOTAL CASH                            $40,098               $2,773,010                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
4.      ACCOUNTS RECEIVABLE (NET)          $9,006,275               $7,376,743                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
5.      INVENTORY                         $20,429,725               $4,189,044                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
6.      NOTES RECEIVABLE                                                    $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
7.      PREPAID EXPENSES                                               $15,035                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
8.      OTHER (ATTACH LIST)               $21,367,511            ($346,788,714)                      $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
9.      TOTAL CURRENT ASSETS              $50,843,609            ($332,434,882)                      $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
10.     PROPERTY, PLANT & EQUIPMENT      $474,988,760             $553,209,953                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
11.     LESS: ACCUMULATED
        DEPRECIATION/DEPLETION                                     $86,298,997                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
12.     NET PROPERTY, PLANT &
        EQUIPMENT                        $474,988,760             $466,910,956                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
13.     DUE FROM INSIDERS                                                   $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
14.     OTHER ASSETS - NET OF
        AMORTIZATION (ATTACH LIST)                                          $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
15.     OTHER (ATTACH LIST)                                                 $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
16.     TOTAL ASSETS                     $525,832,369             $134,476,074                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
17.     ACCOUNTS PAYABLE                                               $90,666                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
18.     TAXES PAYABLE                                                       $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
19.     NOTES PAYABLE                                                       $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
20.     PROFESSIONAL FEES                                                   $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
21.     SECURED DEBT                                                        $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
22.     OTHER (ATTACH LIST)                                        ($9,578,472)                      $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
23.     TOTAL POSTPETITION
        LIABILITIES                                                ($9,487,806)                      $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------------
24.     SECURED DEBT                      $23,187,921              $22,974,085                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
25.     PRIORITY DEBT                      $4,672,323                       $0                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
26.     UNSECURED DEBT                   $392,188,633              $17,641,103                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
27.     OTHER (ATTACH LIST)                                        $88,562,459                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
28.     TOTAL PREPETITION LIABILITIES    $420,048,877             $129,177,647                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
29.     TOTAL LIABILITIES                $420,048,877             $119,689,841                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------------
30.     PREPETITION OWNERS' EQUITY                                 $29,200,132                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
31.     POSTPETITION CUMULATIVE
        PROFIT OR (LOSS)                                          ($14,413,899)                      $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
32.     DIRECT CHARGES TO EQUITY
        (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------------------------------
33.     TOTAL EQUITY                               $0              $14,786,233                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------
34.     TOTAL LIABILITIES &
        OWNERS' EQUITY                   $420,048,877             $134,476,074                       $0                       $0
---------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-2
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
                                                      MONTH                MONTH                MONTH              QUARTER
                                              ---------------------------------------------------------------
REVENUES                                          October 2000                                                      TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.     GROSS REVENUES                                            $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
2.     LESS: RETURNS & DISCOUNTS                                 $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
3.     NET REVENUE                                               $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------------
4.     MATERIAL                                                  $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
5.     DIRECT LABOR                                              $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
6.     DIRECT OVERHEAD                                           $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
7.     TOTAL COST OF GOODS SOLD                                  $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
8.     GROSS PROFIT                                              $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
9.     OFFICER/INSIDER COMPENSATION                              $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
10.    SELLING & MARKETING                                       $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
11.    GENERAL & ADMINISTRATIVE                             $76,893                   $0                  $0              $76,893
----------------------------------------------------------------------------------------------------------------------------------
12.    RENT & LEASE                                         $29,035                   $0                  $0              $29,035
----------------------------------------------------------------------------------------------------------------------------------
13.    OTHER (ATTACH LIST)                                       $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
14.    TOTAL OPERATING EXPENSES                            $105,928                   $0                  $0             $105,928
----------------------------------------------------------------------------------------------------------------------------------
15.    INCOME BEFORE NON-OPERATING
       INCOME & EXPENSE                                   ($105,928)                  $0                  $0            ($105,928)
----------------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
16.    NON-OPERATING INCOME (ATT. LIST)                          $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
17.    NON-OPERATING EXPENSE (ATT. LIST)                         $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
18.    INTEREST EXPENSE                                    $350,272                   $0                  $0             $350,272
----------------------------------------------------------------------------------------------------------------------------------
19.    DEPRECIATION/DEPLETION                                    $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
20.    AMORTIZATION                                              $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
21.    OTHER (ATTACH LIST)                                       $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
22.    NET OTHER INCOME & EXPENSES                         $350,272                   $0                  $0             $350,272
----------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------------
23.    PROFESSIONAL FEES                                         $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
24.    U.S. TRUSTEE FEES                                         $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                       $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL REORGANIZATION EXPENSES                             $0                   $0                  $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
27.    INCOME TAX                                         ($182,480)                  $0                  $0            ($182,480)
----------------------------------------------------------------------------------------------------------------------------------
28.    NET PROFIT (LOSS)                                  ($273,720)                  $0                  $0            ($273,720)
----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-3
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                   MONTH                 MONTH                 MONTH                QUARTER
                                            ------------------------------------------------------------------
DISBURSEMENTS                                   October 2000                                                          TOTAL
------------------------------------------------------------------------------------------------------------------------------------
1.     CASH - BEGINNING OF MONTH                          $30,292                    $0                    $0               $30,292
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
2.     CASH SALES                                              $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
------------------------------------------------------------------------------------------------------------------------------------
3.     PREPETITION                                             $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
4.     POSTPETITION                                        $8,500                    $0                    $0                $8,500
------------------------------------------------------------------------------------------------------------------------------------
5.     TOTAL OPERATING RECEIPTS                            $8,500                    $0                    $0                $8,500
------------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
------------------------------------------------------------------------------------------------------------------------------------
6.     LOANS & ADVANCES (ATTACH  LIST)                         $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
7.     SALE OF ASSETS                                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
8.     OTHER (ATTACH  LIST)                               ($8,500)                   $0                    $0               ($8,500)
------------------------------------------------------------------------------------------------------------------------------------
9.     TOTAL NON-OPERATING RECEIPTS                       ($8,500)                   $0                    $0               ($8,500)
------------------------------------------------------------------------------------------------------------------------------------
10.    TOTAL RECEIPTS                                          $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
11.    TOTAL CASH AVAILABLE                               $30,292                    $0                    $0               $30,292
------------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
------------------------------------------------------------------------------------------------------------------------------------
12.    NET PAYROLL                                             $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
13.    PAYROLL TAXES PAID                                      $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
14.    SALES, USE & OTHER TAXES PAID                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
15.    SECURED/RENTAL/LEASES                                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
16.    UTILITIES                                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
17.    INSURANCE                                               $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
18.    INVENTORY PURCHASES                                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
19.    VEHICLE EXPENSES                                        $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
20.    TRAVEL                                                  $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
21.    ENTERTAINMENT                                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
22.    REPAIRS & MAINTENANCE                                   $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
23.    SUPPLIES                                                $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
24.    ADVERTISING                                             $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
25.    OTHER (ATTACH LIST)                                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
26.    TOTAL OPERATING DISBURSEMENTS                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
27.    PROFESSIONAL FEES                                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
28.    U.S. TRUSTEE FEES                                       $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
29.    OTHER (ATTACH LIST)                                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
30.    TOTAL REORGANIZATION EXPENSES                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
31.    TOTAL DISBURSEMENTS                                     $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
32.    NET CASH FLOW                                           $0                    $0                    $0                    $0
------------------------------------------------------------------------------------------------------------------------------------
33.    CASH - END OF MONTH                                $30,292                    $0                    $0               $30,292
------------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-4
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                               SCHEDULE                MONTH                  MONTH                 MONTH
                                                               -------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                       AMOUNT              October 2000
----------------------------------------------------------------------------------------------------------------------------------
1.      0-30                                                                   $8,380                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
2.      31-60                                                                ($31,600)                   $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
3.      61-90                                                                      $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
4.      91+                                                                $7,399,963                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL ACCOUNTS RECEIVABLE                           $0             $7,376,743                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
6.      AMOUNT CONSIDERED UNCOLLECTIBLE                                            $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
7.      ACCOUNTS RECEIVABLE (NET)                           $0             $7,376,743                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------


AGING OF POSTPETITION TAXES AND PAYABLES                                                                   MONTH: October 2000
----------------------------------------------------------------------------------------------------------------------------------
                                     0-30              31-60              61-90                91+
TAXES PAYABLE                        DAYS               DAYS               DAYS               DAYS                  TOTAL
----------------------------------------------------------------------------------------------------------------------------------
1.      FEDERAL                                 $0                 $0              $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
2.      STATE                                   $0                 $0              $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
3.      LOCAL                                   $0                 $0              $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER (ATTACH LIST)                     $0                 $0              $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
5.      TOTAL TAXES PAYABLE                     $0                 $0              $0                    $0                    $0
----------------------------------------------------------------------------------------------------------------------------------
6.      ACCOUNTS PAYABLE                   $24,466             $1,950              $0               $64,250               $90,666
----------------------------------------------------------------------------------------------------------------------------------

STATUS OF POSTPETITION TAXES                                              MONTH: October 2000
-----------------------------------------------------------------------------------------------------------------------------
                                         BEGINNING                AMOUNT                                      ENDING
                                            TAX               WITHHELD AND/             AMOUNT                  TAX
FEDERAL                                  LIABILITY*             0R ACCRUED               PAID                LIABILITY
-----------------------------------------------------------------------------------------------------------------------------
1.      WITHHOLDING**                                  $0                 $7,397                $7,397                    $0
-----------------------------------------------------------------------------------------------------------------------------
2.      FICA-EMPLOYEE**                                $0                      0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
3.      FICA-EMPLOYER**                                $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
4.      UNEMPLOYMENT                                   $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
5.      INCOME                                         $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
6.      OTHER (ATTACH LIST)                            $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
7.      TOTAL FEDERAL TAXES                            $0                 $7,397                $7,397                    $0
-----------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
-----------------------------------------------------------------------------------------------------------------------------
8.      WITHHOLDING                                    $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
9.      SALES                                          $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
10.     EXCISE                                         $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
11.     UNEMPLOYMENT                                   $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
12.     REAL  PROPERTY                                 $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
13.     PERSONAL  PROPERTY                             $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
14.     OTHER (ATTACH LIST)                            $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
15.     TOTAL STATE & LOCAL                            $0                     $0                    $0                    $0
-----------------------------------------------------------------------------------------------------------------------------
16.     TOTAL TAXES                                    $0                 $7,397                $7,397                    $0
-----------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-5
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                        MONTH: October 2000

BANK RECONCILIATIONS
                                                Account #1              Account #2          Account #3
----------------------------------------------------------------------------------------------------------------------------------
A.          BANK:                                Bank One                Bank One            Bank One
                                          -------------------------------------------------------------------
B.           ACCOUNT NUMBER:                    1559691322              1559691330          9320014690              TOTAL
                                          -------------------------------------------------------------------
C.           PURPOSE (TYPE):                      Deposit                Payroll         Health Insurance
----------------------------------------------------------------------------------------------------------------------------------
1.      BALANCE PER BANK STATEMENT                             $0                   $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
2.      ADD: TOTAL DEPOSITS NOT CREDITED                       $0                   $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
3.      SUBTRACT: OUTSTANDING CHECKS                           $0                   $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
4.      OTHER RECONCILING ITEMS                                $0                   $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
5.      MONTH END BALANCE PER BOOKS                            $0                   $0                    $0                   $0
----------------------------------------------------------------------------------------------------------------------------------
6.      NUMBER OF LAST CHECK WRITTEN        N/A - Lockbox only         No activity        Account closed
----------------------------------------------------------------------------------------------------------------------------------

INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                      DATE OF                TYPE OF                   PURCHASE                 CURRENT
BANK, ACCOUNT NAME & NUMBER          PURCHASE               INSTRUMENT                  PRICE                    VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.      N/A
-------------------------------------------------------------------------------------------------------------------------------
8.      N/A
-------------------------------------------------------------------------------------------------------------------------------
9.      N/A
-------------------------------------------------------------------------------------------------------------------------------
10.     N/A
-------------------------------------------------------------------------------------------------------------------------------
11.     TOTAL INVESTMENTS                                                                              $0                   $0
-------------------------------------------------------------------------------------------------------------------------------

CASH
-------------------------------------------------------------------------------------------------------------------------------
12.     CURRENCY ON HAND                                                                                               $30,292
-------------------------------------------------------------------------------------------------------------------------------
13.     TOTAL CASH - END OF MONTH                                                                                      $30,292
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL BASIS-6
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

                                                        MONTH: September 2000

--------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

---------------------------------------------------------------------------------------------------------------------------
                                                   INSIDERS
---------------------------------------------------------------------------------------------------------------------------
                                                    TYPE OF                        AMOUNT                  TOTAL PAID
               NAME                                 PAYMENT                         PAID                    TO DATE
---------------------------------------------------------------------------------------------------------------------------
1.    Pete Sanderlin                    Salary                                                     $0              $17,200
---------------------------------------------------------------------------------------------------------------------------
2.    Tom Mealie                        Salary                                                     $0              $17,200
---------------------------------------------------------------------------------------------------------------------------
3.    N/A
---------------------------------------------------------------------------------------------------------------------------
4.    N/A
---------------------------------------------------------------------------------------------------------------------------
5.    N/A
---------------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO INSIDERS                                                                                  $0              $34,400
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      PROFESSIONALS
------------------------------------------------------------------------------------------------------------------------------------
                                  DATE OF COURT                                                                    TOTAL
                                ORDER AUTHORIZING         AMOUNT               AMOUNT          TOTAL PAID        INCURRED
                    NAME             PAYMENT             APPROVED               PAID            TO DATE         & UNPAID *
------------------------------------------------------------------------------------------------------------------------------------
1.    N/A
------------------------------------------------------------------------------------------------------------------------------------
2.    N/A
------------------------------------------------------------------------------------------------------------------------------------
3.    N/A
------------------------------------------------------------------------------------------------------------------------------------
4.    N/A
------------------------------------------------------------------------------------------------------------------------------------
5.    N/A
------------------------------------------------------------------------------------------------------------------------------------
6.    TOTAL PAYMENTS
      TO PROFESSIONALS                                        $0                $0                $0                      $0
------------------------------------------------------------------------------------------------------------------------------------

* INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

-----------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS


-----------------------------------------------------------------------------------------------------------------------------------
                                                                     SCHEDULED                 AMOUNTS
                                                                      MONTHLY                    PAID                TOTAL
                                                                     PAYMENTS                   DURING               UNPAID
                           NAME OF CREDITOR                             DUE                     MONTH             POSTPETITION
-----------------------------------------------------------------------------------------------------------------------------------
1.    GE Capital                                                                  $4,038               $4,038                   $0
-----------------------------------------------------------------------------------------------------------------------------------
2.    GE Capital                                                                  $4,402               $4,402                   $0
-----------------------------------------------------------------------------------------------------------------------------------
3.    GE Capital                                                                  varies              $14,375                   $0
-----------------------------------------------------------------------------------------------------------------------------------
4.    N/A                                                                                                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
5.    N/A                                                                                                                       $0
-----------------------------------------------------------------------------------------------------------------------------------
6     TOTAL                                                                       $8,440              $22,815                   $0
-----------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT
-----------------------------------------
CASE NAME: KITTY HAWK INTERNATIONAL, INC.               ACCRUAL  BASIS-7
-----------------------------------------
CASE NUMBER: 400-42144                                  02/13/95, RWD, 2/96
-----------------------------------------

                                                        MONTH: October 2000

QUESTIONNAIRE
-----------------------------------------------------------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS                                                                            YES    NO
-----------------------------------------------------------------------------------------------------------------------------------
1.    HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE THE NORMAL COURSE OF
      BUSINESS THIS REPORTING PERIOD?                                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
2.    HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT OTHER THAN A DEBTOR IN
      POSSESSION ACCOUNT?                                                                                                X
-----------------------------------------------------------------------------------------------------------------------------------
3.    ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR LOANS) DUE FROM RELATED
      PARTIES?                                                                                                           X
-----------------------------------------------------------------------------------------------------------------------------------
4.    HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES THIS REPORTING PERIOD?                                X
-----------------------------------------------------------------------------------------------------------------------------------
5.    HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE DEBTOR FROM ANY PARTY?                                            X
-----------------------------------------------------------------------------------------------------------------------------------
6.    ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
7.    ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                                       X
-----------------------------------------------------------------------------------------------------------------------------------
8.    ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                                   X
-----------------------------------------------------------------------------------------------------------------------------------
9.    ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
10.   TOTAL PAYMENTS TO INSIDERS                                                                                         X
-----------------------------------------------------------------------------------------------------------------------------------
11.   HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                                  X
-----------------------------------------------------------------------------------------------------------------------------------
12.   ARE ANY WAGE PAYMENTS PAST DUE?                                                                                    X
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OFORDER AUTHORIZINGSTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

Item 10 - there are equipment lease payments due 5/00 and 6/00 still outstanding. These will be settled upon acceptance/rejection of leases.
Item 4 - In October, GE Capital was paid for debt outstanding as equipment was located and used in operations.
Item 1 - Certain Inventory and aircraft rotable parts were sold in a partial auction during August and September 2000. The Company generated $7.4 million of proceeds. The cash is being held as restricted cash as the assets sold are collateral for Wells Fargo
Bank. A portion of the cash was distributed to the Bank.


INSURANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                          YES            NO
-----------------------------------------------------------------------------------------------------------------------------------
1.     ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
       NECESSARYT INSURANCE COVERAGES IN EEFFECT?                                                          X
-----------------------------------------------------------------------------------------------------------------------------------
2.     ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                              X
-----------------------------------------------------------------------------------------------------------------------------------
3.     PLEASE ITEMIZE POLICIES BELOW.
-----------------------------------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

-----------------------------------------------------------------------------------------------------------------------------------
                                        INSTALLMENT  PAYMENTS
-----------------------------------------------------------------------------------------------------------------------------------
            TYPE  OF                                                                                        PAYMENT AMOUNT
             POLICY                       CARRIER                        PERIOD COVERED                       & FREQUENCY
-----------------------------------------------------------------------------------------------------------------------------------
       See Kitty Hawk, Inc. Case #400-42141
-----------------------------------------------------------------------------------------------------------------------------------

CASE NAME: KITTY HAWK INTERNATIONAL, INC.                   FOOTNOTES SUPPLEMENT
-----------------------------------------
CASE NUMBER: 400-42144                                      ACCRUAL BASIS
-----------------------------------------

                                                            MONTH: October 2000

-------------------------------------------------------------------------------------------------------------------------
ACCRUAL BASIS FORM NUMBELINE NUMBER                        FOOTNOTE / EXPLANATION
-------------------------------------------------------------------------------------------------------------------------
         6                          All Professional fees related to the Reorganization of the
                                      Company are disbursed out of Kitty Hawk, Inc. (Parent
                                      Company). Refer to Case # 400-42141
-------------------------------------------------------------------------------------------------------------------------
         7                          All insurance plans related to the Company are carried
                                      at Kitty Hawk, Inc. (Parent Company). Refer to Case #
                                      400-42141.
-------------------------------------------------------------------------------------------------------------------------
        General                     This operation closed in May of 2000. Costs incurred during
                                       October 2000 consisted of costs associated with shut down
                                       procedures and maintaining collateral.
-------------------------------------------------------------------------------------------------------------------------
         3                   8      All cash received into the Company cash accounts is swept
                                       each night to Kitty Hawk, Inc. Master Account (see Case
                                       #400-42141).
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         3                  31      All disbursements (either by wire transfer or check), including payroll, are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
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         4                   6      All assessments of uncollectible accounts receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves
                                       are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
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         3                  28      All payments are made by Kitty Hawk, Inc. (Case #400-42141)
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        General                     In August and September 2000, Kitty Hawk International conducted a partial auction of aircraft parts, which generated approximately $7.4 million in proceeds
                                      The cash proceeds are held in a separate operating account as distinct funds as the aircraft parts are collateral on the Company's bank loans.
                                     A portion of the cash was distributed to the bank.
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

CASE NAME: KITTY HAWK INTERNATIONAL, INC.

CASE NUMBER: 400-42144

DETAILS OF OTHER ITEMS


ACCRUAL BASIS-1                                      October 2000


8.   OTHER (ATTACH LIST)                             $ (346,788,714)Reported
                                                     ---------------
         Intercompany Receivables                      (374,807,039)
         A/R Senior Noteholders                            (181,970)
         A/R Other                                          (87,674)
         A/R 401(k) Loan                                    (10,048)
         A/R Employees                                       (1,470)
         A/R Insurance                                      133,954
         A/R Payroll Advance                                    680
         A/R Travel Advance                                    (520)
         A/R Auction Proceeds                               396,869
         A/R Starman Brothers Auction                      (204,827)
         A/R Pass Thru billings                            (114,500)
         A/R Aging Reconciling item                          33,951
         Fuel Inventory                                      25,430
         Fuel Intoplane suspense                              9,580
         Deferred Taxes                                  13,097,746
         Aircraft held for resale                        13,798,267
         Intangible Brazil Landings                         377,745
         Loan Org Costs                                     111,188
         Deposits - Landing Fees                              5,016
         Deposits - Aircraft                                584,321
         Accum Amortization                                (380,479)
         Security Deposit                                   425,066
                                                     ---------------
                                                       (346,788,714)Detail
                                                     ---------------
                                                                  - Difference

22.  OTHER (ATTACH LIST)                               $ (9,578,472)Reported
                                                     ---------------
         Accrued income taxes                            (9,609,267)
         Accrued Misc                                        59,763
         A/P Clearing                                       (37,924)
         Accrued 401(k)                                      (5,359)
         Accrued payroll taxes                                  873
         Accrued Salaries/Wages                                   -
         A/P Reconciling Item                                   592
         Accrued Fuel                                        12,850
                                                     ---------------
                                                         (9,578,472)Detail
                                                     ---------------
                                                                  - Difference

27.  OTHER (ATTACH LIST)                               $ 88,562,459 Reported
                                                     ---------------
         Deferred Taxes                                  87,246,212
         Accrued Taxes payable                          (18,954,646)
         Aircraft Maintenance Reserves                   11,514,163
         Accrued Fuel expenses                            5,403,028
         Prepaid Fuel                                    (5,661,963)
         Accrued Salaries/Vacation/Employee Benefits      4,075,349
         Uncleared 4/28/00 Payroll Checks                    66,601
         A/P Other/Accrued/Unrecorded                      (273,916)
         Purchase reserves                                1,762,176
         Accrued Landing fees/parking/cargo fees          1,644,307
         Various accrued taxes                            1,313,200
         Other Misc accruals                                427,948

                                                     ---------------
                                                         88,562,459 Detail
                                                     ---------------
                                                                  - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                     (8,500)Reported
                                                     ---------------
         Transfer to Inc - all money sweeps                  (8,500)Detail
                                                     ---------------
            to KH Inc. Case #400-42141                            - Difference
                                                     ---------------